EXHIBIT 24
POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ Thomas J. Barrack, Jr.
	Print Name:	Thomas J. Barrack, Jr.

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ Kirbyjon H. Caldwell
	Print Name:	Kirbyjon H. Caldwell

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ Douglas H. McCorkindale
	Print Name:	Douglas H. McCorkindale

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ Henry L. Meyer III
	Print Name:	Henry L. Meyer III

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ Oscar Munoz
	Print Name:	Oscar Munoz

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ George G.C. Parker
	Print Name:	George G.C. Parker

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ Karen Hastie Williams
	Print Name:	Karen Hastie Williams

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ Ronald B. Woodard
	Print Name:	Ronald B. Woodard

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Lori A. Gobillot, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statements”) relating to the Continental Airlines, Inc. 2005 Broad Based Employee Stock Option Plan and 2005 Pilot Supplemental Option Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 16, 2005

By:	/s/ Charles A. Yamarone
	Print Name:	Charles A. Yamarone